UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): July 2, 2012 (June 30, 2012)

CHINA GREEN ENERGY INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53547	26-1548693
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation or organization)		No.)

Jiangsu Wujin Lijia Industrial Park
Lijia Town, Wujin District,
Changzhou City
Jiangsu Province 213176
People’s Republic of China
(Address of principal executive offices)

+ (86) 519-86230102
(Registrant's telephone number, including area code)

________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02.	Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements Of Certain Officers.

On June 30, 2012, Haoru Tao resigned as the director and a member and chairman of the Audit Committee of the Board of China Green Energy Industries, Inc. (the “Company”), effective immediately. The resignation of Ms. Tao is not in connection with any known disagreement with the Company on any matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2012
CHINA GREEN ENERGY INDUSTRIES, INC.

By: /s/ Jianliang Shi
Jianliang Shi
Chief Executive Officer